UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 12, 2009

BELO CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-8598	75-0135890
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

P. O. Box 655237
Dallas, Texas	75265-5237
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 977-6606
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 12, 2009, the Compensation Committee approved amendments to the Company’s two pension transition benefit plans, the Belo Pension Transition Supplement Plan and the Belo Pension Transition Supplement Restoration Plan, to permit the suspension of Company contributions under these plans in respect of participants’ 2009 compensation. This means that no pension transition supplement payments will be made in 2010. This change did not affect the 2009 payment in respect of 2008 compensation that was made earlier in 2009. The Belo Pension Transition Supplement Restoration Plan as initially adopted is filed as Exhibit 99.5 to the Company’s Form 8-K filed December 11, 2007. The amendment to the Belo Pension Transition Supplement Restoration Plan is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
10.1	First Amendment to the Belo Pension Transition Supplement Restoration Plan dated May 12, 2009.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 13, 2009	BELO CORP.
	By:	/s/ Russell F. Coleman
Russell F. Coleman
Senior Vice President/General Counsel

EXHIBIT INDEX

10.1	First Amendment to the Belo Pension Transition Supplement Restoration Plan dated May 12, 2009.